INSURANCE (Tables)	12 Months Ended
Dec. 31, 2017
INSURANCE
Schedule of types of insurance

Type	Scope	2017	2016
Equity	Inventories and property, plant and equipment items are insured against fire, electrical damage, explosion, machine breakage and overflow (leakage of material in fusion state).	57,062,113	60,924,807
Business Interruption	Net income plus fixed expenses	6,464,512	8,354,147
Civil Liability	Industrial operations	535,896	527,974